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                                                                   Exhibit 10.13
                                                                   -------------

ING (U.S.) CAPITAL LLC
135 East 57th Street
New York, New York   10022-2101                                 L/C No.:  G74184
Telephone # (212) 409-1610                                      Date:  12 JAN 99


                     IRREVOCABLE STANDBY LETTER OF CREDIT


Irrevocable Standby Letter of Credit No. G74184
Stated Amount: $3,000,000

Dated:  January 12, 1999

The Chase Manhattan Bank
600 Fifth Avenue, 4th Floor
New York, New York 10020


Ladies and Gentlemen:

     At the request and for the account of Matthews Studio Equipment Group, a California corporation (the "Account Party"), we hereby establish in your favor
                             -------------
this irrevocable standby Letter of Credit in the original stated amount of $3,000,000 (THREE MILLION DOLLARS) (the "Stated Amount") in respect of any
                                         -------------
Obligations of the Account Party to you and the Lenders pursuant to the terms and conditions of the Amended and Restated Credit Agreement dated as of April 1, 1998 (as amended or otherwise modified from time to time, the "Credit
                                                               ------
Agreement").
---------

     SECTION 1.  Definitions.  The following terms when used in this Letter of
                 -----------
Credit shall have the meanings set forth below. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement, which is attached as Exhibit A hereto, and such defined terms are hereby
                     ---------
incorporated by reference.

     "Beneficiary" and "you" means The Chase Manhattan Bank, a New York banking
      -----------       ---
corporation, as Agent for the Lenders, and all direct and indirect transferees and assigns thereof in their capacity as Agent for the Lenders as the beneficiary of this Letter of Credit.

     "Business Day" shall mean any day (other than Saturday or Sunday) on which
      ------------
commercial banks located in New York, New York are not required or authorized to be closed.

     "Leverage Ratio" with respect to any person at the end of any fiscal
      --------------
quarter shall mean the ratio of (i) total Funded Indebtedness of such person as at the date of determination to (ii) EBITDA (adjusted to include the trailing EBITDA of any person acquired by such

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person as a Permitted Acquisition on a basis satisfactory to the Agent) of such person for the four most recent consecutive fiscal quarters ending on or prior to the date of determination.

     "Responsible Officer" with respect to any entity shall mean the entity's
      -------------------
President, Chief Financial Officer, Controller or any Vice President.

     "Stated Amount" means, at any time, the original stated amount of this
      -------------
Letter of Credit set forth in the first paragraph, as such amount is reduced
                                  ---------------
from time to time in accordance with Section 4.
                                     ---------

     "Stated Expiry Date" means December 31, 2000.
      ------------------

     SECTION 2.  Presentation.  Drawings and funds under this Letter of Credit
                 ------------
will be made available only to the Beneficiary, in lawful currency of the United States of America, against receipt by us of the original signed counterpart of the Beneficiary's written Certificate of Demand in the form of Annex 1 hereto,
                                                               -------
appropriately completed and purportedly executed by an authorized officer of the Beneficiary accompanied by this originally executed Letter of Credit. Presentation of each such certificate shall be made in person at our office (our "Payment Office") located at 135 East 57th Street, New York, New York 10022,
 --------------
Attention: Mark LaGreca.

     SECTION 3.  Payments.  (a)  Drawings and funds under this Letter of Credit
                 --------
will be available to the Beneficiary only on the terms set forth in the Certificate of Demand in the form of Annex 1 hereto. Drawings in respect of
                                     -------
payments under this Letter of Credit shall not exceed the lesser of (x) all amounts owed to the Lenders by the Account Party under the Loan Documents and
(y) the Stated Amount.

     (b) Subject to Sections 2 and 3(a), a single demand for payment in lawful
                    ----------     ----
money of the United States of America may be made by you on any Business Day under this Letter of Credit during our business hours at our Payment Office. Partial drawings under this Letter of Credit are not permitted and any drawing under this Letter of Credit shall reduce the Stated Amount to zero (0). If demand for payment is made by you hereunder at or prior to 10:00 a.m., New York time, on a Business Day, and provided that such demand for payment and the documents presented in connection therewith strictly conform to the terms and conditions hereof, payment shall be made to you of the amount demanded, in immediately available funds, not later than 4:00 p.m., New York time, on the same day. If demand for payment is made by you hereunder after 10:00 a.m., New York time, on a Business Day, and provided that such demand for payment and the documents presented in connection therewith strictly conform to the terms and conditions hereof, payment shall be made to you of the amount demanded, in immediately available funds, not later than 11:00 a.m., New York time, on the next succeeding Business Day. If requested by you, payment under this Letter of Credit will be made by wire transfer of same day funds to the account specified in your demand for payment. If a demand for payment made by you hereunder does not, in any instance, strictly conform to the terms and conditions of this Letter of Credit, we shall give you prompt notice that the demand for payment was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor, and that we will (subject to your further instructions) hold any documents which

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have been delivered to us by you.  Upon being notified that the demand for payment was not effected in conformity with this Letter of Credit, you may attempt to correct any such non-conforming demand for payment to the extent that you are then entitled and able to do so.

     SECTION 4.  Reduction of Stated Amount.  Upon any drawing being honored by
                 --------------------------
us hereunder the Stated Amount shall be reduced to zero and there shall be no reinstatement thereof. No demand for payment hereunder shall exceed the Stated Amount in effect at such time.

     SECTION 5.  Discharge.  Only the Beneficiary may make a demand for payment
                 ---------
under this Letter of Credit. Upon the payment to the Beneficiary, to your designee, or to your account of the amount demanded hereunder, we shall be fully discharged of our obligation under this Letter of Credit and we shall not thereafter be obligated to make any further payments under this Letter of Credit. By paying to you, to your designee, or to your account any amount demanded in accordance herewith, we make no representation as to the correctness of the amount demanded.

     SECTION 6.  Termination.  This Letter of Credit shall automatically
                 -----------
terminate upon the earliest to occur of the following, provided, however, that
                                                       --------  -------
if there is a continuing Event of Default at the time the event described in
Section 6(a) occurs, this Letter of Credit shall not terminate for so long as such Event of Default continues:

          (a) delivery of a compliance certificate from a Responsible Officer of the Account Party to the Beneficiary, together with a schedule demonstrating calculations to the reasonable satisfaction of the Beneficiary to the effect that, at the end of the most recently completed fiscal quarter (i) the Account Party and its Consolidated subsidiaries have maintained a minimum Availability of $2,000,000 (excluding amounts available under this Letter of Credit) for the preceding three months and
     (ii) the Leverage Ratio of the Account Party and its Consolidated subsidiaries is 4.50 or less, such calculation being deemed accepted by the Beneficiary (and thereby terminating this Letter of Credit) unless Beneficiary delivers to the Account Party and us a notice disputing the Account Party's calculations within five Business Days following Beneficiary's receipt thereof;

          (b) the replacement of the credit facility extended to the Account Party by the Lenders under the Credit Agreement;

          (c)  the making by us of the payment available to be made hereunder;

          (d) the close of business at our Payment Office on December 31, 2000; and

          (e) the termination, payment or other satisfaction in full of all Obligations to which this Letter of Credit relates.

Upon its termination, you shall promptly deliver the original counterpart of this Letter of Credit to us for cancellation. Upon a termination pursuant to subparagraph (a), (b) or (e) hereof, you shall deliver to us a Certificate of Termination in the form of Annex 2 hereto,

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purportedly signed by an authorized officer of the Beneficiary.  ING (U.S.)
Capital LLC will not investigate the accuracy of the representation contained in a Certificate of Termination delivered to us in the form of Annex 2, but will rely on such Certificate of Termination on its face.

     SECTION 7.  Notices.  Except as otherwise herein provided, all notices and
                 -------
other communications provided for herein shall be by facsimile, registered mail or delivery in person, in each case to an officer of the intended recipient at the following addresses or facsimile number:

     (i)  If to the Beneficiary, at:

          The Chase Manhattan Bank
          600 Fifth Avenue, 4th Floor
          New York, New York 10020
          Attention: Relationship Manager - Matthews Studio Equipment Group Facsimile No.: 212-332-4297

          with a copy to:

          Kaye, Scholer, Fierman, Hays & Handler, LLP
          425 Park Avenue
          New York, New York 10022
          Attention: Jeffrey M. Epstein
          Facsimile No.:  212-836-6475

     (ii) If to us, at:

          ING (U.S.) Capital LLC
          135 East 57th Street
          New York, New York 10022
          Attention: Mark LaGreca
          Facsimile No.: 212-750-8934

          with a copy to:

          ING Equity Partners, L.P. I
          520 Madison Avenue, 33rd Floor
          New York, New York 10022
          Attention: Benjamin P. Giess
          Facsimile No.: 212-750-2970

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          and an additional copy to:

          Mayer, Brown & Platt
          1675 Broadway
          New York, New York 10019
          Attention: James B. Carlson
          Facsimile No.: 212-262-1910

     Except as otherwise herein provided, all notices and other communications shall be deemed to have been duly given when received or, in the case of a facsimile, when receipt is acknowledged.

     SECTION 8.  Governing Law.  This Letter of Credit shall be subject to the
                 -------------
Uniform Customs and Practices for Documentary Credits of the International Chamber of Commerce Publication No. 500, as adopted or amended from time to time (the "Uniform Customs"). This Letter of Credit shall be deemed to be issued
      ---------------
under the internal laws of the State of New York and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the laws of said State.

     SECTION 9.  Miscellaneous.  This Letter of Credit sets forth in full our
                 -------------
undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except as set forth above.

                              Very truly yours,

                              ING (U.S.) CAPITAL LLC



                              By:__________________________
                                 Title: Authorized Signatory

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                                                                         ANNEX 1
                                                                         -------


                       CERTIFICATE OF DEMAND FOR PAYMENT


                                    [DATE]


ING (U.S.) Capital LLC
135 East 57th Street
New York, New York 10022

Attention: _______________


             Re:  Irrevocable Standby Letter of Credit No.
                  -------------------------------------------------

     The undersigned, a duly authorized officer of The Chase Manhattan Bank (the "Beneficiary"), hereby certifies to ING (U.S.) Capital LLC (the "Issuer") as
 -----------                                                     ------
follows:

          A. Unless otherwise defined, all capitalized terms used herein have the meanings assigned thereto in the referenced Irrevocable Standby Letter of Credit (the "Letter of Credit"), dated January __, 1999, issued by the
                     ----------------
     Issuer at the request of Matthews Studio Equipment Group (the "Account
                                                                    -------
     Party").
     -----

          B. The undersigned is an authorized officer of the Beneficiary and is duly authorized with all necessary power on behalf of the Beneficiary to present this certificate and make a demand for payment under the Letter of Credit.

          C.  Either /1/

          (1) The Account Party has (A) voluntarily commenced a proceeding or filed a petition seeking relief under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency liquidation or similar law, (B) consented to the institution of, or failed to contravene in a timely and appropriate manner, any such proceeding or the filing of any such petition, (C) applied for or consented to the appointment of a receiver, trustee, custodian, sequestrator or similar official for the Account Party or for a substantial part of its property or assets, (D) filed an answer admitting the material allegations of a petition filed against it in any such proceeding, (E) made a general assignment for the benefit of creditors or (F) admitted in writing its inability to pay its debts as they become due.


--------------------
/1/ Beneficiary shall delete the provisions of paragraph (c) that are not applicable.

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          [or]

          (2) An Event of Default has occurred and the Agent, in accordance with the terms and conditions of the Credit Agreement and the other Loan Documents, has served the Account Party with a notice of acceleration and otherwise satisfied any notification requirements thereunder and declared all amounts then owing to the Lenders by the Account Party under the Loan Documents due and immediately payable.

          D. Consequently, the Beneficiary is making a demand for payment in lawful money of the United States of America under the Letter of Credit in the amount of [$__________], which amount is the lesser of (1) all amounts owed to the Lenders by the Account Party under the Loan Documents and (2) the Stated Amount. The amount demanded hereby does not (and will not on the date payment hereunder is required to be made), exceed the Stated Amount.

          E. Attached to this Demand for Payment is the originally executed Letter of Credit.

          F.  [Beneficiary to insert disbursement instructions.]

          G.  No termination of the Letter of Credit shall have occurred.

     IN WITNESS WHEREOF, the Beneficiary has caused its Authorized Officer to execute and deliver this Certificate as of the _____ day of ______, ____.


                                    THE CHASE MANHATTAN BANK


                                    By:_________________________
                                    Title:

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                                                                         ANNEX 2
                                                                         -------

                           CERTIFICATE OF TERMINATION


                                         [DATE]


ING (U.S.) Capital LLC
135 East 57th Street
New York, New York 10022

Attention: _______________


             Re:  Irrevocable Standby Letter of Credit No.
                  -------------------------------------------------

     The undersigned, a duly authorized officer of The Chase Manhattan Bank (the "Beneficiary"), hereby certifies to ING (U.S.) Capital LLC (the "Issuer") as
 -----------                                                     ------
follows:

          A. Unless otherwise defined, all capitalized terms used herein have the meanings assigned thereto in the referenced Irrevocable Standby Letter of Credit (the "Letter of Credit"), dated January __, 1999, issued by the
                     ----------------
     Issuer at the request of Matthews Studio Equipment Group (the "Account
                                                                    -------
     Party").
     -----

          B. The undersigned is an authorized officer of the Beneficiary and is duly authorized with all necessary power on behalf of the Beneficiary to present this certificate.

          C.  Either /2/

          (1) All Obligations to which the Letter of Credit relates have been terminated, paid or otherwise satisfied in full.

          [or]

          (2) The credit facility extended to the Account Party by the Lenders under the Credit Agreement has been replaced.

          [or]

          (3) The Account Party and its Consolidated subsidiaries have maintained a minimum Availability of $2,000,000 (excluding amounts available under the Letter of


--------------------
/2/ Beneficiary shall delete the provisions of paragraphs (c) and (d) that are not applicable.

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     Credit) for the fiscal quarter ending _______________, 199__  and the
     Leverage Ratio of the Account Party and its Consolidated subsidiaries as of the end of such fiscal quarter is 4.50 or less, as demonstrated to our reasonable satisfaction.

          D.  Consequently, the Letter of Credit has terminated pursuant to
     Section 6 [(a),(b) or (e)] thereof.
     -------------- ---    ----

          E. Attached to this Certificate of Termination is the originally executed Letter of Credit.

     IN WITNESS WHEREOF, the Beneficiary has caused its Authorized Officer to execute and deliver this Certificate as of the _____ day of ______, ____.


                                    THE CHASE MANHATTAN BANK


                                    By:_________________________
                                    Title: